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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report:  November 4, 1999
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                                EMC CORPORATION
             (Exact name of registrant as specified in its charter)



Massachusetts                           1-9853              No. 04-2680009
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(State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation)                       File Number)        Identification No.)



35 Parkwood Drive, Hopkinton, MA                            01748
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(Address of principal executive offices)                    (zip code)



Registrant's telephone number, including area code:  (508) 435-1000
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Item 2.   Acquisition or Disposition of Assets
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          This Form 8-K/A amends the Current Report on Form 8-K filed on October
20, 1999. Item 7 is hereby amended to state as follows:

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.
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          (a)-(b)   Financial Statements of Business Acquired and Pro Forma
                    Financial Information. The required financial statements and pro forma financial information are incorporated herein by reference to the Annual Report on Form 10-K of EMC Corporation ("EMC") for the fiscal year ended December 31, 1998 (SEC file number 001-09853 and filing date of March 11, 1999); Current Report on Form 8-K of EMC for an event ended May 6, 1999 (SEC file number 001-09853 and filing date of May 6, 1999); Quarterly Report on Form 10-Q of EMC for the period ended June 30, 1999 (SEC file number 001-09853 and filing date of August 13, 1999); the Annual Report on Form 10-K of Data General for the fiscal year ended September 26, 1998 (SEC file number 001-07352 and filing date of December 17, 1998); Quarterly Reports on Form 10-Q of Data General for the periods ended December 26, 1998, March 27, 1999 and June 26, 1999 (SEC file number 001-07352 and filing dates of February 4, 1999, May 6, 1999 and August 5, 1999, respectively); and the Registration Statement on Form S-4 of EMC (Registration Statement number 333-86659 and filing date of September 7, 1999).

          (c)       Exhibits

          2.1 Agreement and Plan of Merger dated as of August 6, 1999 by and among EMC Corporation, Emerald Merger Corporation and Data General Corporation (filed as Exhibit 2.1 to EMC's Current Report on Form 8-K for an event dated August 6, 1999 (SEC file number 001-09853 and filing date of August 11, 1995) and incorporated herein by reference).

          99.1      Press Release dated October 12, 1999*

          99.2      Press Release dated October 18, 1999*

          *Previously filed.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMC CORPORATION



Date:  November 1, 1999                 By: /s/ Paul T. Dacier
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                                            Paul T. Dacier
                                            Vice President and General Counsel
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                                 Exhibit Index
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     Exhibit No.                   Description
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     2.1            Agreement and Plan of Merger dated as of August 6, 1999 by and among EMC Corporation, Emerald Merger Corporation and Data General Corporation (filed as Exhibit 2.1 to EMC's Current Report on Form 8-K for an event dated August 6, 1999 (SEC file number 001-09853 and filing date of August 11,
                    1998) and incorporated herein by reference).

     99.1           Press Release dated October 12, 1999*

     99.2           Press Release dated October 18, 1999*


     *Previously filed.